Exhibit 99.1

Hall of Fame Resort & Entertainment Company Announces Second Quarter 2024 Results

FOR IMMEDIATE RELEASE

CANTON, Ohio (August 12, 2024) – Hall of Fame Resort & Entertainment Company (NASDAQ: HOFV, HOFVW) (the “Company”), the only resort, entertainment and media company centered around the power of professional football, announced its second quarter 2024 results for the period ended June 30, 2024.

“Over the past quarter we have successfully demonstrated our ability to make marked improvements in overall operational efficiency and evolve our “Eat, Stay, and Play” strategy,” shared Hall of Fame Resort & Entertainment Company President and CEO Michael Crawford. “The Company is still in its early stages, building new and exciting assets, creating compelling and engaging media and taking gaming to the next level. We are focused on working to complete the capital stacks of our Gameday Bay Waterpark and Tapestry Hotel, continuing to grow the type of media and gaming content that we are producing and distributing, as well as delivering one-of-a-kind experiences that you would expect from a sports and entertainment company, as we continue to execute upon our strategy and work towards achieving our long-term financial goals.”

Key Financial Highlights

●	Second quarter revenue was $4.7 million, a decrease of 23% compared to the same period in the prior year, primarily driven by the mix of events within Hall of Fame Village.

●	Second quarter net loss attributable to shareholders was $15.8 million, compared to a net loss of $13.6 million in the same period in the prior year. The change was primarily driven by increases in net interest and depreciation expenses, partially offset by lower operating expenses.

●	Second quarter adjusted EBITDA was a loss of $4.2 million, compared to a loss of $6.2 million in the same period in the prior year. The change was driven by lower operating expenses from event-related expenses and compensation-related expenses. See page 6 for a reconciliation of net loss to EBITDA and adjusted EBITDA.

●	The Company finished its fiscal quarter with a cash balance of $6.4 million, including $5.0 million in restricted cash, compared to $6.9 million, including $4.2 million in restricted cash, as of March 31, 2024.

●	The Company restructured $21.0 million of debt with City of Canton, Stark County Port Authority, and Stark Community Foundation by extending maturity dates and payment terms for five different loans. In addition, the Company completed $1.5 million in additional financing with the Stark Community Foundation.

●	The Company secured $9.9 million in financing from Constellation, a leading supplier of energy products and services and the official energy provider of the Hall of Fame Village, to implement energy efficiency measures and to support the construction and development of the Gameday Bay Waterpark. Constellation has employed its Efficiency Made Easy® program over the course of the development on two other occasions allowing for infrastructure development that is designed to reduce energy consumption, creating a more sustainable footprint to advance energy efficiency throughout the resort.

●	The Company was awarded a $9.8 million grant from the State of Ohio’s One Time Strategic Community Investments in support of the development of the Hall of Fame Village. In addition, the Company received a $500 thousand grant from the Stark Community Foundation.

Key Business Highlights

●	Gold Summit Gaming announced its Gridiron Gateway Gaming tournament. The event held in July showcased many of the top 100 ranked players in Super Smash Bros. Melee and Ultimate from across the United States. Notable highlights included Cody Schwab, the world’s #1 Melee player representing Nouns Esports, who triumphed in the Melee Singles event, and Stephen Schmidt of Cincinnati Fear, who emerged victorious in the Ultimate Singles event. Former NFL running back Le’Veon Bell also participated in the Ultimate Singles competition.

●	Hall of Fame Village hosted Bert Kreischer’s Fully Loaded Comedy Festival in June at Tom Benson Hall of Fame Stadium. The festival highlighted multiple nationally known comedians and continues the award-winning comedic talent performing at Tome Benson Hall of Fame Stadium during the last three years.

●	The Company renewed and expanded existing partnerships with Visit Canton and Blue Technologies, while also creating a partnership with Aultcare.

●	Hall of Fame Village held its first Carnival in May, weekly car shows highlighted by Cruisin’ & Groovin’, and movie nights bringing numerous visitors to campus to experience different entertainment options.

Conference Call

The Company will host a conference call and webcast Tuesday, August 13, 2024, beginning at 8:30 a.m. ET, to provide commentary on the business. Investors and all other interested parties can access the live webcast and replay at the Company’s website: https://ir.hofreco.com.

###

About Hall of Fame Resort & Entertainment Company

Hall of Fame Resort & Entertainment Company (NASDAQ: HOFV, HOFVW) is a resort and entertainment company leveraging the power and popularity of professional football and its legendary players in partnership with the Pro Football Hall of Fame. Headquartered in Canton, Ohio, the Hall of Fame Resort & Entertainment Company is the owner of the Hall of Fame Village a multi-use sports, entertainment and media destination centered around the Pro Football Hall of Fame’s campus. Additional information on the Company can be found at www.HOFREco.com

Forward-Looking Statements

Certain statements made herein are “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words and phrases such as “plan,” “opportunity,” “future,” “will,” “goal,” “enable,” “pipeline,” “transition,” “move forward,” “towards,” “build out,” “coming” , “commitment” and “look forward” and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements are not guarantees of future performance, conditions, or results, and involve a number of known and unknown risks, uncertainties, assumptions, and other important factors, many of which are outside the Company’s control, which could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements. Important factors that may affect actual results or outcomes include, among others, the Company’s ability to manage growth; the Company’s ability to execute its business plan and meet its projections, including obtaining financing to construct planned facilities and for working capital; litigation involving the Company; changes in applicable laws or regulations; general economic and market conditions impacting demand for the Company’s products and services, and in particular economic and market conditions in the resort and entertainment industry; increased inflation; the inability to maintain the listing of the Company’s shares on Nasdaq; and those risks and uncertainties discussed from time to time in our reports and other public filings with the SEC. The Company does not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

HALL OF FAME RESORT & ENTERTAINMENT COMPANY AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(unaudited)

	For the Three Months Ended June 30,		For the Six Months Ended June 30,
	2024	2023	2024	2023

Revenues
Sponsorships, net of activation costs	$626,831	$691,236	$1,486,562	$1,364,711
Event, rents, restaurant, and other revenues	2,191,900	3,410,010	4,246,777	4,318,322
Hotel revenues	1,880,938	2,026,031	3,157,645	3,564,677
Total revenues	4,699,669	6,127,277	8,890,984	9,247,710

Operating expenses
Operating expenses	7,199,196	10,693,853	13,349,560	23,222,569
Hotel operating expenses	1,708,961	1,587,620	2,683,393	3,046,823
Impairment expense	-	-	-	1,145,000
Depreciation expense	4,181,191	3,373,076	8,339,941	5,926,436
Total operating expenses	13,089,348	15,654,549	24,372,894	33,340,828

Loss from operations	(8,389,679)	(9,527,272)	(15,481,910)	(24,093,118)

Other income (expense)
Interest expense, net	(6,475,614)	(4,404,146)	(12,997,148)	(8,036,783)
Amortization of discount on note payable	(1,054,650)	(882,240)	(2,009,972)	(1,738,131)
Change in fair value of warrant liability	(1,000)	(223,000)	48,000	(461,000)
Change in fair value of interest rate swap	-	60,000	-	(40,000)
Change in fair value of securities available for sale	-	1,683,246	-	1,683,246
Gain (loss) on sale of asset	1,502	-	(138,539)	-
Loss on extinguishment of debt	(3,763)	-	(3,763)	-
Other income	500,000	-	500,000	-
Loss from equity method investments	(65,778)	-	(35,826)	-
Total other expense	(7,099,303)	(3,766,140)	(14,637,248)	(8,592,668)

Net loss	$(15,488,982)	$(13,293,412)	$(30,119,158)	$(32,685,786)

Preferred stock dividends	(266,000)	(266,000)	(532,000)	(532,000)
Loss attributable to non-controlling interest	-	5,795	8,588	54,372

Net loss attributable to HOFRE stockholders	$(15,754,982)	$(13,553,617)	$(30,642,570)	$(33,163,414)

Net loss per share, basic and diluted	$(2.41)	$(2.39)	$(4.71)	$(5.88)

Weighted average shares outstanding, basic and diluted	6,527,988	5,660,385	6,507,016	5,644,822

HALL OF FAME RESORT & ENTERTAINMENT COMPANY AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(unaudited)

	For the Six Months Ended June 30,
	2024	2023
Cash Flows From Operating Activities
Net loss	$(30,119,158)	$(32,685,786)
Adjustments to reconcile net loss to cash flows used in operating activities
Depreciation expense	8,339,941	5,926,436
Amortization of note discount and deferred financing costs	2,009,972	1,738,131
Amortization of financing liability	3,689,840	3,399,422
Impairment of film costs	-	1,145,000
Interest income on investments held to maturity	-	(508,610)
Loss from equity method investments	35,826	-
Interest paid in kind	6,245,901	2,282,040
Loss on sale of asset	138,539	-
Loss on extinguishment of debt	3,763	-
Change in fair value of interest rate swap	-	40,000
Change in fair value of warrant liability	(48,000)	461,000
Change in fair value of securities available for sale	-	(1,683,246)
Stock-based compensation expense	302,463	1,737,051
Non-cash operating lease expense	248,841	177,775
Changes in operating assets and liabilities:
Accounts receivable	(177,685)	(829,818)
Prepaid expenses and other assets	(2,144,476)	(1,143,033)
Accounts payable and accrued expenses	1,797,937	(1,743,958)
Operating leases	(153,214)	(78,508)
Due to affiliate	1,569,068	(456,167)
Other liabilities	2,950,265	2,539,138
Net cash used in operating activities	(5,310,177)	(19,683,133)

Cash Flows From Investing Activities
Investments in securities held to maturity	-	(64,606,946)
Proceeds from securities held to maturity	-	69,815,000
Proceeds from sale of assets	8,128,136	-
Additions to project development costs and property and equipment	(11,905,537)	(19,676,877)
Net cash used in investing activities	(3,777,401)	(14,468,823)

Cash Flows From Financing Activities
Proceeds from notes payable	12,298,391	22,270,339
Repayments of notes payable	(11,407,206)	(783,191)
Payment of financing costs	-	(1,552,342)
Payment on financing liability	(747,396)	(2,187,500)
Proceeds from financing liabilities	3,500,000	-
Payment of Series B dividends	-	(300,000)
Proceeds from sale of common stock under ATM	71,071	39,261
Net cash provided by financing activities	3,714,860	17,486,567

Net decrease in cash and restricted cash	(5,372,718)	(16,665,389)

Cash and restricted cash, beginning of year	11,816,083	33,516,382

Cash and restricted cash, end of period	$6,443,365	$16,850,993

Cash	$1,455,207	$9,307,494
Restricted Cash	4,988,158	7,543,499
Total cash and restricted cash	$6,443,365	$16,850,993

HALL OF FAME RESORT & ENTERTAINMENT COMPANY AND SUBSIDIARIES

CONDENSED CONSOLIDATED BALANCE SHEETS

	As of
	June 30, 2024	December 31, 2023
	(unaudited)
Assets
Cash	$1,455,207	$3,243,353
Restricted cash	4,988,158	8,572,730
Equity method investments	2,410,619	-
Investments available for sale	2,000,000	2,000,000
Accounts receivable, net	1,131,364	1,108,460
Prepaid expenses and other assets	7,146,820	3,514,135
Property and equipment, net	339,210,450	344,378,835
Property and equipment held for sale	-	12,325,227
Right-of-use lease assets	7,231,656	7,387,693
Project development costs	71,367,323	59,366,200
Total assets	$436,941,597	$441,896,633

Liabilities and stockholders’ equity
Liabilities
Notes payable, net	$229,184,587	$219,532,941
Accounts payable and accrued expenses	26,670,454	21,825,540
Due to affiliate	2,862,942	1,293,874
Warrant liability	177,000	225,000
Financing liability	67,758,996	62,982,552
Operating lease liability	3,326,074	3,440,630
Other liabilities	8,793,397	5,858,682
Total liabilities	338,773,450	315,159,219

Commitments and contingencies (Note 6, 7, and 8)

Stockholders’ equity
Undesignated preferred stock, $0.0001 par value; 4,917,000 shares authorized; no shares issued or outstanding at June 30, 2024 and December 31, 2023	-	-
Series B convertible preferred stock, $0.0001 par value; 15,200 shares designated; 0 and 200 shares issued and outstanding at June 30, 2024 and December 31, 2023; liquidation preference of $0 as of June 30, 2024	-	-
Series C convertible preferred stock, $0.0001 par value; 15,000 shares designated; 15,000 shares issued and outstanding at June 30, 2024 and December 31, 2023; liquidation preference of $16,682,500 as of June 30, 2024	2	2
Common stock, $0.0001 par value; 300,000,000 shares authorized; 6,548,719 and 6,437,020 shares issued and outstanding at June 30, 2024 and December 31, 2023, respectively	655	643
Additional paid-in capital	346,417,368	344,335,489
Accumulated deficit	(247,286,452)	(216,643,882)
Total equity attributable to HOFRE	99,131,573	127,692,252
Non-controlling interest	(963,426)	(954,838)
Total equity	98,168,147	126,737,414
Total liabilities and stockholders’ equity	$436,941,597	$441,896,633

Non-GAAP Financial Measures

The Company reports its financial results in accordance with accounting principles generally accepted in the United States (“GAAP”) and corresponding metrics as non-GAAP financial measures. The press release includes references to the following non-GAAP financial measures: EBITDA and adjusted EBITDA. These are important financial measures used in the management of the business, including decisions concerning the allocation of resources and assessment of performance. Management believes that reporting these non-GAAP financial measures is useful to investors as these measures are representative of the company’s performance and provide improved comparability of results. See the table below for the definitions of the non-GAAP financial measures referred to above and corresponding reconciliations of these non-GAAP financial measures to the most comparable GAAP financial measures. Non-GAAP financial measures should be viewed as additions to, and not as alternatives for the Company’s results prepared in accordance with GAAP. In addition, the non-GAAP measures the Company uses may differ from non-GAAP measures used by other companies, and other companies may not define the non-GAAP measures the company uses in the same way.

	For the Three Months Ended June 30,		For the Six Months Ended June 30,
	2024	2023	2024	2023
Adjusted EBITDA Reconciliation
Net loss attributable to HOFRE stockholders	$(15,754,982)	$(13,553,617)	$(30,642,570)	$(33,163,414)
(Benefit from) provision for income taxes	-	-	-	-
Interest expense, net	6,475,614	4,404,146	12,997,148	8,036,783
Depreciation expense	4,181,191	3,373,076	8,339,941	5,926,436
Amortization of discount on note payable	1,054,650	882,240	2,009,972	1,738,131
EBITDA	(4,043,527)	(4,894,155)	(7,295,509)	(17,462,064)

Impairment expense	-	-	-	1,145,000
Change in fair value of warrant liability	1,000	223,000	(48,000)	461,000
Change in fair value of interest rate swap	-	(60,000)	-	40,000
Change in fair value of securities available for sale	-	(1,683,246)	-	-
Loss on sale of asset	(1,502)		138,539
Loss on extinguishment of debt	3,763	-	3,763	-
Other income	(500,000)	-	(500,000)	(1,683,246)
Loss from equity method investment	65,778		35,826
Preferred stock dividends	266,000	266,000	532,000	532,000
Loss attributable to non-controlling interest	-	(5,795)	(8,588)	(54,372)
Adjusted EBITDA	$(4,208,488)	$(6,154,196)	$(7,141,969)	$(17,021,682)

Media/Investor Contacts:

Media Inquiries: public.relations@hofreco.com

Investor Inquiries: investor.relations@hofreco.com